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                                                                    EXHIBIT 23.4


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of PROVANT, Inc. of our reports dated March 19, 1999 and April 16, 1999, appearing in the amended current report on Form 8-K/A of PROVANT, Inc., as filed on July 6, 1999.


                                          /s/ Habif, Arogeti & Wynne, P.C.

                                          Habif, Arogeti & Wynne, P.C.

Atlanta, Georgia
August 27, 1999